FORM 10f-3      FUND:  PaineWebber Financial Services Growth Fund

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:  Hartford Life

2.      Date of Purchase:  5/21/97     3.  Date offering commenced: 5/21/97

4.      Underwriters from whom purchased:Conning & Co.

5.      "Affiliated Underwriter" managing or participating in syndicate: PWJ

6.      Aggregate principal amount of purchase:  $ 11,300

7.      Aggregate principal amount of offering:  $ 649,750,000

8.      Purchase price (net of fees and expenses):  $ 28.25

9.      Initial public offering price:  $ 28.25

10.     Commission, spread or profit:   %       $ 1.00

11.     Have the following conditions been satisfied?           YES      NO

	a.The securities are part of an issue registered
	  under the Securities Act of 1933 which is being
	  offered to the public or are "municipal securities"
	  as defined in Section 3(a)(29) of the Securities
	  Exchange Act of 1934.                                  X       ___

	b.The securities were purchased prior to the end
	  of the end first full  business day of the offering
	  at not more than the initial offering price (or,
	  if a rights offering, the securities were purchased
	  on or before the fourth day preceding the day on
	  which the offering terminated.                         X       ___

	c.The underwriting was a firm commitment underwriting.   X       ___

	d.The commission, spread or profit was reasonable and
	  fair in relation to that being received by others for
	  underwriting similar securities during the same
	  period.                                                X       ___

	e.(1) If securities are registered under the Securities
	  Act of 1933, the issuer of the securities and its
	  predecessor have been in continuous operation for not
	  less than three years.                                 X       ___

	  (2) If securities are municipal  securities,  the
	  issue of securities has received an investment grade
	  rating from a nationally recognized statistical rating
	  organization or, if the issuer or entity supplying the
	  revenues from which the issue is to be paid shall have
	  been in continuous operation for less than three years
	  (including any predecessor), the issue has received
	  one of the three highest ratings from at least one
	  such rating organization.                              N/A     ___

	f.The amount of such securities purchased by all of the
	  investment companies advised by Mitchell Hutchins did
	  not exceed 4% of the principal amount of the offering
	  or $500,000 in principal amount, whichever is greater,
	  provided that in no event did such amount exceed 10%
	  of the principal amount of the offering.               X       ___

	g.The purchase price was less than 3% of the Fund's
	total assets.                                            X       ___

	h.No Affiliated Underwriter was a direct or indirect
	  participant in or beneficiary of the sale or, with
	  respect to municipal securities, no purchases were
	  designated as group sales or otherwise allocated
	  to the account of any Affiliated Underwriter.          X       ___

	  Approved:  Karen Finkel      Date: 9/4/97

FORM 10f-3 FUND: PaineWebber Financial Services Growth Fund

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1. Issuer:  Homeside Inc.  2. Date of Purchase: 1/30/97

3.  Date offering commenced:  1/30/97

4. Underwriters from whom purchased:  Alex Brown

5. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

6. Aggregate principal amount of purchase:  $ 15,000

7. Aggregate principal amount of offering:  $ 110,250,000

8. Purchase price (net of fees and expenses):  $ 15.00

9. Initial public offering price:  $ 15.00

10.Commission, spread or profit: % $ 0.56

11. Have the following conditions been satisfied?               YES      NO

    a.The securities are part of an issue registered
      under the Securities Act of 1933 which is being
      offered to the public or are "municipal securities"
      as defined in Section 3(a)(29) of the Securities
      Exchange Act of 1934.                                      X       ___

    b.The securities were purchased prior to the end of
      the end first full business day of the offering
      at not more than the initial offering price (or,
      if a  rights offering, the securities were purchased
      on or before the fourth day preceding the day on
      which the offering terminated.                             X       ___

    c.The underwriting was a firm commitment underwriting.       X       ___

    d.The commission, spread or profit was reasonable and
      fair in relation to that being received by others for
      underwriting similar securities during the same period.    X       ___

    e.(1) If securities are registered under the Securities
      Act of 1933, the issuer of the securities and its
      predecessor have been in continuous operation for not
      less than three years.                                     X       ___

      (2) If securities are municipal securities, the issue
      of securities has received an investment grade rating
      from  a nationally recognized statistical rating
      organization or, if the issuer or entity supplying the
      revenues from which the issue is to be paid shall have
      been in continuous operation for less than three years
      (including any predecessor), the issue has received
      one of the three highest ratings from at least one
      such rating organization.                                 N/A      ___

    f.The amount of such securities purchased by all of the
      investment companies advised by Mitchell Hutchins did
      not exceed 4% of the principal amount of the offering
      or $500,000 in principal amount, whichever is greater,
      provided that in no event did such amount exceed 10%
      of the principal amount of the offering.                   X       ___

    g.The purchase price was less than 3% of the Fund's
      total assets.                                              X       ___

    h.No Affiliated Underwriter was a direct or indirect
      participant in or beneficiary of the sale or, with
      respect to municipal securities, no purchases were
      designated as group sales or otherwise allocated to
      the account of any Affiliated Underwriter.                 X       ___

      Approved:  Karen Finkel              Date: 1/31/97

FORM 10f-3     FUND: PaineWebber Financial Services Growth Fund
Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:  Hartford Life.

2.      Date of Purchase:  5/21/97       3.  Date offering commenced: 5/21/97

4.      Underwriters from whom purchased:  Goldman Sachs

5.      "Affiliated Underwriter" managing or participating in syndicate:  PWJ

6.      Aggregate principal amount of purchase:  $ 211,875

7.      Aggregate principal amount of offering:  $ 649,750,000

8.      Purchase price (net of fees and expenses):  $ 28.25

9.      Initial public offering price:  $ 28.25

10.     Commission, spread or profit:   %  $ 1.00

11.     Have the following conditions been satisfied?           YES      NO

	a.The securities are part of an issue registered
	  under the Securities Act of 1933 which is being
	  offered to the public or are "municipal securities"
	  as defined in Section 3(a)(29) of the Securities
	  Exchange Act of 1934.                                  X      ___

	b.The securities were purchased prior to the end of
	  the end first full business day of the offering
	  at not more than the initial offering price (or,
	  if a rights offering, the securities were purchased
	  on or before the  fourth day preceding the day on
	  which the offering terminated.                         X      ___

	c.The underwriting was a firm commitment underwriting.   X      ___

	d.The commission, spread or profit was reasonable and
	  fair in relation to that being received by others for
	  underwriting similar securities during the
	  same period.                                           X      ___

	e.(1) If securities are registered under the Securities
	  Act of 1933, the issuer of the securities and its
	  predecessor have been in continuous operation for not
	  less than three years.                                 X      ___

	  (2) If securities are municipal securities, the
	  issue of securities has received an investment grade
	  rating from a nationally recognized statistical rating
	  organization or, if the issuer or entity supplying the
	  revenues from which the issue is to be paid shall have
	  been in continuous operation for less than three years
	  (including any predecessor), the issue has received one
	  of the three highest ratings from at least one such
	  rating organization.                                   N/A    ___

	f.The amount of such securities purchased by all of the
	  investment companies advised by Mitchell Hutchins did
	  not exceed 4% of the principal amount of the offering
	  or $500,000 in principal amount, whichever is greater,
	  provided that in no event did such amount exceed 10%
	  of the principal amount of the offering.                X     ___

	g.The purchase price was less than 3% of the Fund's
	  total assets.                                           X     ___

	h.No Affiliated Underwriter was a direct or indirect
	  participant in or beneficiary of the sale or, with
	  respect to municipal securities, no purchases were
	  designated as group sales or otherwise allocated to
	  the account of any Affiliated Underwriter.              X     ___

	  Approved:  Karen Finkel             Date:   9/4/97

FORM 10f-3      FUND:  PaineWebber Financial Services Growth Fund

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1. Issuer:  Westfield America      2.  Date of Purchase:  5/15/97

3.  Date offering commenced:  5/15/97

4.  Underwriters from whom purchased:  Merrill Lynch

5.  "Affiliated Underwriter" managing or participating in syndicate: PWJ

6.   Aggregate principal amount of purchase:  $ 1,350,000

7.   Aggregate principal amount of offering:  $ 270,000,000

8.   Purchase price (net of fees and expenses):  $ 15.00

9.   Initial public offering price:  $ 15.00

10.  Commission, spread or profit:   %       $ 0.58

11.  Have the following conditions been satisfied?          YES       NO

	a.The securities are part of an issue registered
	  under the Securities Act of 1933 which is being
	  offered to the public or are "municipal securities"
	  as defined in Section 3(a)(29) of the Securities
	  Exchange Act of 1934.                                 X       ___

	b.The securities were purchased prior to the end of
	  the end first full business day of the offering at
	  not more than the initial offering price (or, if a
	  rights  offering, the securities were purchased
	  on or before the fourth day preceding the day on
	  which the offering terminated.                        X       ___

	c.The underwriting was a firm commitment underwriting.  X       ___

	d.The commission, spread or profit was reasonable and
	  fair in relation to that being received by others for
	  underwriting similar securities during the same
	  period.                                               X       ___

	e.(1) If securities are registered under the Securities
	  Act of 1933, the issuer of the securities and its
	  predecessor have been in continuous operation for not
	  less than three years.                                X       ___

	  (2) If securities are municipal securities, the issue
	  of securities has received an investment grade rating
	  from a nationally recognized statistical rating
	  organization or, if the issuer or entity supplying
	  the revenues from which the issue is to be paid shall
	  have been in continuous operation for less than three
	  years (including any predecessor), the issue has
	  received one of the three highest ratings from at
	  least one such rating organization.                   N/A     ___

	f.The amount of such securities purchased by all of
	  the investment companies advised by Mitchell Hutchins
	  did not exceed 4% of the principal amount of the
	  offering or $500,000 in principal amount, whichever
	  is greater, provided that in no event did such amount
	  exceed 10% of the principal amount of the offering.    X      ___

	g.The purchase price was less than 3% of the Fund's
	  total assets.                                          X      ___

	h.No Affiliated Underwriter was a direct or indirect
	  participant in or beneficiary of the sale or, with
	  respect to municipal securities, no purchases were
	  designated as group sales or otherwise allocated to
	  the account of any Affiliated Underwriter.             X      ___

	  Approved:  Karen Finkel             Date:  5/20/97

FORM 10f-3      FUND:  PaineWebber Financial Services Growth Fund

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.    Issuer:  Southtrust Corp.

2.    Date of Purchase:  1/29/97     3.  Date offering commenced: 1/29/97

4.    Underwriters from whom purchased:  Merrill Lynch

5. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

6.    Aggregate principal amount of purchase:  $ 368,752

7.    Aggregate principal amount of offering:  $ 66,375,000

8.    Purchase price (net of fees and expenses):  $ 36.875

9.    Initial public offering price:  $ 36.875

10.   Commission, spread or profit:   % $ 0.70

11.     Have the following conditions been satisfied?          YES     NO

	a.The securities are part of an issue registered
	  under the Securities Act of 1933 which is being
	  offered to the public or are "municipal securities"
	  as defined in Section 3(a)(29) of the Securities
	  Exchange Act of 1934.                                 X     ___

	b.The securities were purchased prior to the end of
	  the end first full business day of the offering
	  at not more than the initial offering price (or,
	  if a rights offering, the securities were purchased
	  on or before the fourth day preceding the day on
	  which the offering terminated.                        X     ___

	c.The underwriting was a firm commitment underwriting.  X     ___

	d.The commission, spread or profit was reasonable and
	  fair in relation to that being received by others for
	  underwriting similar securities during the same
	  period.                                               X     ___

	e.(1)If securities are registered under the Securities
	  Act of 1933, the issuer of the securities and its
	  predecessor have been in continuous operation for
	  not less than three years.                            X     ___

	  (2)If securities are municipal securities, the
	  issue of securities has received an investment
	  grade rating from a nationally recognized
	  statistical rating organization or, if the issuer
	  or entity supplying the revenues from which the
	  issue is to be paid shall have been in continuous
	  operation for less than three years (including
	  any predecessor), the issue has received one of
	  the three highest ratings from at least one such
	  rating organization.                                  N/A   ___

	f.The amount of such securities purchased by all of
	  the investment companies advised by Mitchell
	  Hutchins did not exceed 4% of the principal amount
	  of the offering or $500,000 in principal amount,
	  whichever is greater, provided that in no event
	  did such amount exceed 10% of the principal amount
	  of the offering.                                       X    ___

	g.The purchase price was less than 3% of the Fund's
	  total assets.                                          X    ___

	h.No Affiliated Underwriter was a direct or indirect
	  participant in or beneficiary of the sale or, with
	  respect to municipal securities, no purchases were
	  designated as group sales or otherwise allocated to
	  the account of any Affiliated Underwriter.             X    ___

	  Approved:  Karne Finkel                 Date:   1/29/97

FORM 10f-3    FUND:  PaineWebber Financial Services Growth Fund

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1. Issuer:  Homeside Inc.

2. Date of Purchase:  1/30/97      3.  Date offering commenced:  1/30/97

4. Underwriters from whom purchased:  Merrill Lynch

5. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

6. Aggregate principal amount of purchase:  $  375,000

7. Aggregate principal amount of offering:  $  110,250,000

8. Purchase price (net of fees and expenses):  $ 15.00

9. Initial public offering price:  $ 15.00

10.Commission, spread or profit:   %       $ 0.56

11.Have the following conditions been satisfied?               YES       NO

   a. The securities are part of an issue registered
      under the Securities Act of 1933 which is being
      offered to the public or are "municipal securities"
      as defined in Section 3(a)(29) of the Securities
      Exchange Act of 1934.                                     X       ___

   b. The securities were purchased prior to the end of
      the end first full business day of the offering at
      not more than the initial offering price (or, if a
      rights  offering, the securities were purchased on
      or before the fourth day preceding the day on which
      the offering terminated.                                  X       ___

   c. The underwriting was a firm commitment underwriting.      X       ___

   d. The commission, spread or profit was reasonable and
      fair in relation to that being received by others
      for underwriting similar securities during the same
      period.                                                   X       ___

   e. (1) If securities are registered under the Securities
      Act of 1933, the issuer of the securities and its
      predecessor have been in continuous operation for not
      less than three years.                                    X       ___

      (2) If securities are municipal securities, the issue
      of securities has received an investment grade rating
      from  a nationally recognized statistical rating
      organization or, if the issuer or entity supplying
      the  revenues from which the issue is to be paid shall
      have been in continuous operation for less than three
      years (including any predecessor), the issue has
      received one of the three highest ratings from at
      least one such rating organization.                      N/A      ___

   f. The amount of such securities purchased by all of
      the investment companies advised by Mitchell Hutchins
      did not exceed 4% of the principal amount of the
      offering or $500,000 in principal amount, whichever
      is greater, provided that in no event did such amount
      exceed 10% of the principal amount of the offering.       X       ___

   g. The purchase price was less than 3% of the Fund's
      total assets.                                             X       ___

   h. No Affiliated Underwriter was a direct or indirect
      participant in or beneficiary of the sale or, with
      respect to municipal securities, no purchases were
      designated as group sales or otherwise allocated to
      the account of any Affiliated Underwriter.                X       ___

      Approved:  Karen Finkel                      Date:  1/31/97

FORM 10f-3     FUND:  PaineWebber Financial Services Growth Fund

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1. Issuer:  Washington Mutual .

2. Date of Purchase: 1/22/97       3.  Date offering commenced:  1/22/97

4. Underwriters from whom purchased:  Merrill Lynch

5."Affiliated Underwriter" managing or participating in syndicate: PaineWebber

6. Aggregate principal amount of purchase:  $ 475,000

7. Aggregate principal amount of offering:  $692,977,500

8. Purchase price (net of fees and expenses):  $  47.50

9. Initial public offering price:  $ 47.50

10. Commission, spread or profit:   %       $ 0.57

11. Have the following conditions been satisfied?              YES      NO

    a. The securities are part of an issue registered
       under the Securities Act of 1933 which is being
       offered to the public or are "municipal securities"
       as defined in Section 3(a)(29) of the Securities
       Exchange Act of 1934.                                    X       ___

    b. The securities were purchased prior to the end of
       the end first full business day of the offering
       at not more than the initial offering price (or,
       if a rights offering, the securities were purchased
       on or before the fourth day preceding the day on
       which the offering terminated.                           X        ___

    c. The underwriting was a firm commitment underwriting.     X        ___

    d. The commission, spread or profit was reasonable and
       fair in relation to that being received by others for
       underwriting similar securities during the same period.  X        ___

    e. (1) If securities are registered under the Securities
       Act of 1933, the issuer of the securities and its
       predecessor have been in continuous operation for not
       less than three years.                                   X        ___

       (2)If securities are municipal securities, the issue
       of securities has received an investment grade rating
       from a nationally recognized statistical rating
       organization or, if the issuer or entity supplying the
       revenues from which the issue is to be paid shall have
       been in continuous operation for less than three years
       (including any predecessor), the issue has received one
       of the three highest ratings from at least one such
       rating organization.                                    N/A      ___

    f. The amount of such securities purchased by all of the
       investment companies advised by Mitchell Hutchins did
       not exceed 4% of the principal amount of the offering
       or $500,000 in principal amount, whichever is greater,
       provided that in no event did such amount exceed 10%
       of the principal amount of the offering.                 X       ___

    g. The purchase price was less than 3% of the Fund's
       total assets.                                            X       ___

    h. No Affiliated Underwriter was a direct or indirect
       participant in or beneficiary of the sale or, with
       respect to municipal securities, no purchases were
       designated as group sales or otherwise allocated to
       the account of any Affiliated Underwriter.               X       ___

       Approved:  Karen Finkel                   Date: 1/29/97